                                                               Exhibit 10.14

                                                                CONFIDENTIAL
                                                         TREATMENT REQUESTED
June 9, 2004

Mr. Joseph Fiamingo
Chief Executive Officer
International Wire Group, Inc.
101 South Hanley Road
St. Louis, MO 63105

Dear Joseph:

      This Letter Agreement between Viasystems, Inc. ("Via") and International Wire Group, Inc. ("IWG") will be effective for the term July 1, 2004 until December 31, 2005 (the "Term").

      Via agrees to purchase at least [*] feet and IWG agrees to sell up to [*] feet of silicone wire ("Wire") during each week of the Term as set forth on Exhibit A. If Via requires more than [*] feet of Wire in one week, IWG will use commercially reasonable efforts to produce such Wire in excess of Wire over [*] upon receipt and confirmation of a purchase order(s). Via and IWG agree that the prices for the Wire purchased by Via during the Term will be as set forth on the pricing matrix attached hereto as Exhibit B.

      As IWG's sole and exclusive remedy for failure to purchase Wire pursuant to this Letter Agreement, if Via purchases less than [*] feet of Wire in any calendar month during the Term, Via agrees to make a payment (a "Shortfall Penalty") to IWG. The Shortfall Penalty shall be calculated as the product of
(1) [*] and (2) the difference between [*] feet and the total feet of Wire shipped by IWG during the calendar month. IWG and Via agree to meet prior to any finalization of a Shortfall Penalty assessment. This obligation to make a Shortfall Penalty payment may be adjusted if a Shortfall Penalty arises as a result of IWG materially failing to deliver Wire on time according to the Material Supply / Inventory Agreement as such is attached to the Supply Agreement (as hereinafter defined). Any payments for Shortfall Penalty agreed following the meeting shall be made, if required, within thirty (30) days of invoicing.

      IWG and Via agree that except as set for the in this Letter Agreement, all other terms as stated in the agreement between IWG and Via dated as of January 1, 2003 and amended as of February 1, 2004 (the "Supply Agreement") shall govern as the terms and conditions for all sales of Wire from IWG to Via during the Term. To the extent there is a contradiction in terms between this Letter Agreement and the Supply Agreement, this Letter Agreement shall prevail.


                                             * Omitted pursuant to a request for
                                             confidential treatment and filed
                                             separately with the Securities and
                                             Exchange Commission.

      This Letter Agreement will terminate on December 31, 2005, unless the parties agree in writing to extend the Term hereof prior to October 31, 2005.

Sincerely,

VIASYSTEMS, INC.

/s/ Jerry Sax
-------------------------
Jerry Sax

Agreed and acknowledged this 9th day of June, 2004.

INTERNATIONAL WIRE GROUP, INC.

/s/ Joseph Fiamingo
-------------------------
Joseph Fiamingo

EXHIBIT A

FGB
Supplied in Standard Packs

 PT          VS P/N      TYPE     WEEKLY VOLUME
----         ------      ----     -------------
 C2          DROX        FBG              [*]

 Jz          FPBX        FBG              [*]
 C1          FPRX        FBG              [*]
 C2          FPRX        FBG              [*]

 C1          FPTX        FBG              [*]
 C2          FPTX        FBG              [*]
                                      -------
Weekly Minimum                            [*]
                                      -------

HKV
Supplied in Standard Packs

 PT        VS P/N      TYPE        WEEKLY VOLUME
----       ------      ----        -------------
 C2        FHBX        HKV              [*]
 C1        FHCX        HKV              [*]
 C2        FHCX        HKV              [*]
 C2        FHGX        HKV              [*]
 C1        FHNX        HKV              [*]
 C2        FHNX        HKV              [*]
 C1        FHOB        HKV              [*]
 C2        FHOB        HKV              [*]
 C1        FHOX        HKV              [*]
 C2        FHOX        HKV              [*]
 C2        FHRX        HKV              [*]
 Jz        FHWC        HKV              [*]
 Jz        FHWN        HKV              [*]
 Jz        FHWO        HKV              [*]
 C1        FHWV        HKV              [*]
 C1        FHWX        HKV              [*]
 C2        FHWX        HKV              [*]
 Jz        FHWY        HKV              [*]
 C2        FHYX        HKV              [*]
                                     -------
Weekly Minimum                          [*]
                                     -------

TOTAL WEEKLY                            [*]
IW'S MINIMUM                            [*]


                                             * Omitted pursuant to a request for
                                             confidential treatment and filed
                                             separately with the Securities and
                                             Exchange Commission.

EXHIBIT B

 PT              VS P/N            TYPE          PRICE PER 1000 FT @ $1.00
----             ------           ------         ---------------------------
 ALL              APRX              FGB                    [*]
 ALL              BPWX              FGB                    [*]
 ALL              CPYX              FGB                    [*]
 ALL              CRSX              HKV                    [*]
 ALL              C4WX              FGB                    [*]
 ALL              DRYX              FGB                    [*]
 ALL              DRWYB             FGB                    [*]
 ALL              D4YX              FGB                    [*]
 ALL              FHRX              HKV                    [*]
 ALL              FOTX              FGB                    [*]
 ALL              FPYX              FGB                    [*]
 ALL              FPWYB             FGB                    [*]
 ALL              FSOX              FGB                    [*]
 ALL              F4YX              FGB                    [*]
 ALL              HPWS              FGB                    [*]
 ALL              JNOX              HKV                    [*]
 ALL              OHSX              HKV                    [*]


                                             * Omitted pursuant to a request for
                                             confidential treatment and filed
                                             separately with the Securities and
                                             Exchange Commission.